Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill, net
Goodwill	Goodwill
The Company completed the annual impairment testing in the fourth quarter, where we assessed our single reporting unit using Step 0. Based on the qualitative analysis completed, we determined that it was more likely than not that the fair value exceeds the carrying value and as such, no adjustment to the carrying value of goodwill was necessary and the Step 1 quantitative goodwill impairment analysis was not necessary.

Changes in the carrying amount of goodwill consist of the following:

	December 31,
($ in millions)	2024	2023
Balance at beginning of year	2,678	2,662
Foreign currency translation	(28)	16
Balance at end of year	2,650	2,678

Classified as Assets Held for Sale	1,814	1,829

Total goodwill at December 31, 2024, 2023, and 2022 is net of $1.3 billion of accumulated impairment losses.